Exhibit 99.2

1 DARIOHEALTH CORP. Nasdaq | DRIO February 2023 A Comprehensive, User - Centric  Digital  Health Platform

Forward Looking Statement

This presentation of DarioHealth Corp. (the Company") and statements of our management or agents related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. For example, when we discuss our growth potential and return on investment, the potential market opportunity, potential increase in revenue based on multi-condition accounts, the potential benefits to be realized by the strategic agreement with Sanofi and the expected contract value and potential 2022 revenues and product offering, we are using forward-looking statements. Words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate," "will," "would," and other similar expressions all denote forward-looking statements within the meaning of the Act.

This presentation includes preliminary results which reflect the Company's estimates based solely upon information available, and the Company's final results could differ from these estimates due to the completion of the Company's financial closing procedures, final adjustments and other developments that may arise between now and the time such audited consolidated financial statements for the year ended December 31, 2022 are issued. The Company expects to announce its full results for the twelve months ended December 31, 2022 on or before March 31, 2023.

Readers are cautioned that actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors. Factors that could cause or contribute to such differences include, but are not limited to our compliance with regulatory requirements, the impact of current and any future competition, our current and future capital requirements and our ability to satisfy our capital needs through financing transactions or otherwise, our ability to manufacture, market and generate sales of our Dario® diabetes management solution, as well as other factors and risks discussed in the Company's filings (including the results of the company's commercial and regulatory plans for Dario®) with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

In addition, readers are cautioned that any estimates, forecasts or projections contained in this presentation or as may be discussed by our management or agents have been prepared by our management in good faith on a basis believed to be reasonable. However, such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to our future performance. Readers are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

dario

3 OUR MISSION We make it easy for people to care for their health, with continuous and connected support that anticipates needs, understands motivation, and simplifies behavior change to put better health and outcomes in everyone’s reach. 3 OUR VALUE Dario is a leader in the global digital Health market managing the most common chronic conditions for payers and employers, saving them money and improving clinical outcomes.

Significant Growth Opportunity

Significant TAM

$207B

Total Addressable Market;
Metabolic $108B, MSK $90B
Behavior Health $9B (*)

Product Excellence

★★★★★

4.9/5

With over 20K reviews on Appstore.
DTx Multi condition

Clinical Outcomes

3.4X ROI

37 real-world data Clinical Studies

Reduction:
- 1.4% in A1C
- 54% in severe pain
- 48% in Anxiety
- 59% in Depression

Powerful Business Model

PEMPM*

Value-Based, Simple & Transparent, high Gross margin PEMPM business model – $60-$110

* Per Engaged Member Per Month

Fast Growing

~1800%

B2B Annual Revenue Growth (2022 vs. 2021)

Demonstrated successful transition from B2C with ~60% of total Revenue coming from B2B

~34% consolidated revenues annual growth

dario

- diabetesresearch.org | sciencedaily.com | who.int | heart.org | medscape.com

5 5 https://onlinelibrary.wiley.com/doi/abs/ 10.1111 /j. 1746 - 1561.2006.00093 .x https://www.cdc.gov/chronicdisease/pdf/ 2009 - power - of - prevention.pdf https://www.rand.org/content/dam/rand/pubs/tools/TL 200 /TL 221 /RAND_TL 221 .pdf https://www.ncbi.nlm.nih.gov/pmc/articles/PMC 5876976 / 147 M+ People in the U.S. have chronic conditions 1 in 4 Adults in the U.S. have two or more chronic conditions $ 3 of $ 4 Spent on healthcare from chronic diseases $ 3.7 T Annual total cost to the U.S. economy Chronic Conditions Remain Unsolved

6 * Calculated as $ 60 PMPM for diabetes, $ 30 PMPM for Hypertension and $ 50 PMPM for MSK diabetesresearch.org |. sciencedaily.com |. who.int |. heart.org |. medscape.com TAM – Exceptional and Untapped $ 171 B opportunity in the U.S. alone. Of which less than 2 % is already penetrated.

Business Model Evolution: DTC* to B2B

Our B2B transformation has driven Dario's profitable growth and has already demonstrated demand for an integrated solution with self-insured employers and health plans

Key Success Drivers:

Market Necessity

Challenging business conditions have driven consumerization and consolidation for employers who require solutions to save money and better manage patients' health

On average, employers have **16** different vendors for **16** different solutions

Differentiated Solution

Dario can provide one platform, backed by clinical evidence, that supports 5 different conditions (enabling fewer vendors for more conditions)

Dario is the only consumer-centric integrated multi-condition platform

High-Value Partnerships

Strategic partnerships = immediate and significant expansion of user base

11 partnerships

Access to:

15,000 employers

50 health plans

+ Pipeline partnerships to mature through 2024

Superior Economics

B2B transformation immediately enhanced Dario's financial profile across all key parameters:

Gross Margins:

2022 - 50% (2021 - 39%);

B2B - reached +70%;

Net Loss:

Q3-22 - 30% reduction YoY and 13% QoQ;

Q4-22 estimated **Operating Loss** to decrease more than 50% YoY and more than 30% QoQ

Profitable Growth

Best-of-suite strategy positions Dario for profitability at $60M - $80M ARR

Scale + technology + efficiency solidifies leadership in digital health SaaS

Vast market share capture potential

* Direct-to-consumer

dario

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8 2016 2017 2018 2019 2020 2021 Diabetes Offering Hypertension Weight Management Launch Direct - to - Consumer Musculoskeletal Behavioral Health Total 100 Clients Expansion to B 2 B 2 C and Multi - Conditions Drives Exponential Growth Launch Business - to - Business First B 2 B client win 65,000 users 50,000 users 20,000 users 248,000 users 40,000 users Customers seek integrated rather than point solutions, resulting in increased average revenue per customer and accelerated growth of user base Product Suite – Organic Expansion Product Suite – Expansion through M&A MSK Computer Vision Scanning

9 Give your people better health outcomes, with engaging solutions that motivate lasting change. ONE POWERFUL EXPERIENCE

10 One  journey  One  coaching program  Metabolic Musculoskeletal Behavioral Health Fully Integrated Holistic User  Centric Member has ONE Consolidated Experience

11 Dynamic and Adaptive Journeys

12 12 ROI ROI 3.4 X $ 2,376 PMPY Outcomes User Centric 1.4 % reduction in A 1 c 54% reduction in severe pain 248,000 users consumer DNA, D 2 C self - pay space 60 % reduction in hyperglycemic events Engagement 80 % retention year - over - year 4.9 / 5 Stars app store rating Validation Supported by Outcomes Scalable / Sustainable 48%, 59 % reduction in Depression and Anxiety Symptoms (Respectively) 8.4 mmHg reduction in systolic blood pressure for 70% of members Dario's Hyper - personalized Approach Leads to better Outcomes 37 real - world data Clinical Studies 38,800 Users per single study with 2 - year sustained results

Dario Covers 6 of Employers Top Priorities in a Single Solution

As the market consolidates and rewards multi-condition solutions and customers seek to reduce the number of vendors, Dario is positioned as the only single-experience multi-condition solution that addresses their top priorities.



Behavioral health
74%
Diabetes
49%
Financial well-being
48%
Nutrition / weight management
40%
Physical activity
39%
Cardiovascular health
28%
Musculoskeletal
26%
Cancer
23%
Family planning and support
14%
Social determinants of health
8%
Senior care
4%
None of the above
9%
dario



2020 Mercer National Survey of Employer-Sponsored Health Plans (Employers with 500+ employees)

Dario covers the conditions that matter most to our customers

And transforms their experience from vendor-complexity to vendor simplicity, reducing costs and ensuring engagement dario

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Cowen Employer Survey Findings

A 4Q2022 survey of 250 HR decision-makers supports the thesis that what employers plan to purchase aligns with Dario's unique offerings.

(*) Key Employee survey findings

- Demand for digital health remains high with most employers planning on adding more solutions
- Digital health solutions are a top priority for employee benefits and the end of the pandemic does not appear to be slowing growth in digital health
- Employee satisfaction and clinical outcomes are two of the biggest drivers for selecting among digital health solutions
- Cowen calls out white labelling as a winning approach
- Many employers are planning to purchase solutions through their health plan or direct + through health plan
- Only 6% intend to keep current solutions--changes are desired. Eliminations are due to poor ROI and underutilization

The Dario Advantage

- Good commercial momentum by Dario evidenced by 2022 doubling of contracts from 50 to 100
- Dario covers all top digital health products employers are planning to purchase
- Among competitors, Dario alone is consumer-first with best-in-class user satisfaction
- Dario's open architecture strategy and partnerships are unique and a key to scale
- This speaks to our partnership strategy as the benefit to HP is quality and ease of buying, as well as the triple go-to-market strategy
- Dario's product excellence, key differentiators and performance position the company to replace and win over the competition—a phenomenon that has already been seen in wins-to-date.

(*) Cowen **EQUITY RESEARCH** 4Q22 EMPLOYER BENEFITS SURVEY published on January 24, 2023

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15 15 Basic / No integration Technology / Scalable / Open - Partnership driven architecture Service Driven Full Best - of - suite/ consumer driven Number of Conditions Covered 5 or more 3 - 4 2 or less • Less than 2 % total market penetration • Most players try to solve single problem • None of the players are consumer first • Dario positioned for market leadership role Dario is Well Positioned To Win

16 16 Strategic approach to partnership accelerates commercial adoption and enhances competitiveness Mature Partners Select Dario to Accelerate Digitalization

17 17 + 78 Clients Fully insured Partner with self insured employers 3 Clients Medicare Reimbursement Accelerates provider revenue and value delivery 8 Clients Self insured Employers Consumer satisfaction and cost reduction 11 Clients Channel Partners Strategic Partners Employers Health Plans / Insurers Health Providers Partnerships Demand across key channels Validation of platform from multiple market segments Total of +100 signed accounts, doubled in 12 months.

18 • Multi - year , $ 30 million - dollar agreement, will help accelerate commercial adoption of Dario's full suite of digital therapeutics and drive the expansion of digital health solutions on the Dario platform. • Sanofi selected Dario to leverage its broad suite of digital therapeutics and its ability to engage patients for favorable clinical and financial outcomes, as the solution of choice for its U.S. commercial clients. Dario's single platform helps patients manage diabetes, hypertension, weight management, musculoskeletal and behavioral health, offering Sanofi managed care clients an attractive, easily scalable digital health solution that creates immediate access across a wide range of needs. • 2 main areas of collaboration : • Commercial : Dario and Sanofi will collaborate on promoting the Dario multi - condition digital therapeutics solution, significantly increasing Dario's sales reach in the health plan market and selectively in the employer channel. • Research and development : develop new or enhanced solutions leveraging the Dario platform, and for the parties to generate robust evidence to support future commercialization in the health plan channel. Strategic Partnerships - Sanofi

19 Single Condition Account Multi condition Account Example of an Employer with 10,000 Employees 8 % Eligible Enrollment Rate  35 % Up to ϰϬй Eligible $ 60 PEMPM $ 0.2 M per account per year Potential 6 X revenue on similar sales effort $ 89 PEMPM $ 1.2 M per  account per year More Members per account on the platform Higher ARPU (average revenue per user ) 40 % Eligible Population 35 % Enrollment Rate $ 89 PEMPM 80 % Engagment Dario's Multi Condition Compounding Economics

20 20 0 10 20 30 40 50 60 70 80 90 100 2020 2021 2022 15% 50% 0 % Sign more Full suite accounts Single Vs. Multi Condition – on winning accounts

21 21 $ 0 $ 5,000 $ 10,000 $ 15 M $ 20 M $ 25 M $ 30 M $ 35 M $ 40 M $ 45 M Contracts to Revenue and Gross Margin Trend 2020 2021 2022 $ 3 M Contract value (ARR) $ 35 M Contract value (ARR) $ 6 5 M Contract value (ARR) B 2 C Revenue B 2 B Revenue 33 % Gross Margins * 39 % Gross Margins **~ 50 % Gross Margins **$ 70 % Gross Margins $ 2 7   M $ 2 0.5 M $ 7.6 M Note: B 2 C business is being deprioritized going - forward * Excluding acquisition - related amortizations ** Third Quarter 2022 Results Conference Call, November 15 , 2022

22 22 Accounts to Users to Revenue Signed accounts Partners network with access to accounts 2020 2021 2022 0 20 40 60 80 100 120 250 5,000 15,000 100 Accounts 54 Accounts 5 $ 3 M Contract value (ARR) $ 35 M Contract value (ARR) $ 6 5 M Contract value (ARR) Accounts Accounts Accounts

23 23 Stock Price $5.82 Shares Outstanding 25,761K Market Cap $150M Capital Structure Balance Sheet & Capitalization Snapshot Shares Outstanding 25,761K Preferred Shares 1,292K Prefunded Warrants 1,770K Warrants (Exercise Price: $4.05 - $12.00) 1,186K Warrants (Exercise Price: $5.20 - $25.00) 814K Stock Options 4,292K Fully Diluted Equity 35,115K Balances as of December 31 , 2022 : Cash: $ 49.3 M Debt: $ 26.9 M* As of January 20 , 2023  As of January 20 , 2023  *On June 19 , 2022 . the Company entered into a credit agreement with OrbiMed for a five - year in which $ 25 M was made available upon closing. December 31 , 2022 balance includes early prepayment fees.

24 Rick Anderson President Erez Raphael CEO, Board Member Zvi Ben - David CFO Galya Gorodinsky SVP R&D and Delivery Solutions Omar Manejwala , M.D. Chief Medical Officer Experienced Executive Management Team Katy Guilfoile VP Client Success Josh Fischer SVP Operations and Compliance David Auslander VP Data Ariel Rubashkin VP Business Economics Brian Harrigan SVP Employer Sales Matt Alberico SVP Growth Mary Mooney VP Marketing Limor Drezner VP HR & Chief of Staff

25 25 Dennis M. McGrath Chair of Audit - Board Member Adam Stern Board Member Yoav Shaked Chairman of the Board Hila Karah Board Member Yadin Shemer Advisory Board Allen Kamer Advisory Board Dennis Matheis Board Member Eric Milledge Chairman of the Scientific Advisory Board Marilyn Ritholz , PHD Scientific Advisory Board Dr. David A. Horwitz, MD. Scientific Advisory Board Board of Directors and Advisors Dror Bacher Advisory Board Lisa Marie Giacinti Strategic Partnerships

26 Thank You! 26